UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2022

NuScale Power Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39736 (Commission File Number)	98-1588588 (I.R.S. Employer Identification No.)

6650 SW Redwood Lane, Suite 210 Portland, OR	97224
(Address of principal executive offices)	(Zip Code)

(971) 371-1592

(Registrant’s telephone number, including area code)

Spring Valley Acquisition Corp

2100 McKinney Avenue, Suite 1675

Dallas, TX 75201

(214) 308-5230

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SMR	New York Stock Exchange
Warrants to purchase Class A common stock	SMR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Domestication and Transactions

As previously announced, Spring Valley Acquisition Corp. (“Spring Valley” and, after the Domestication as described below, “NuScale”), a Cayman Islands exempted company, entered into an Agreement and Plan of Merger dated December 13, 2021 (as amended, the “Merger Agreement”), with Spring Valley Merger Sub, LLC, an Oregon limited liability company, and NuScale Power, LLC, an Oregon limited liability company (“NuScale LLC”).

On April 29, 2022, as contemplated by the Merger Agreement and described in the section titled “Proposal No. 2—The Domestication Proposal” beginning on page 129 of the final prospectus and definitive proxy statement, dated April 7, 2022 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (the “SEC”), Spring Valley filed an application for deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of corporate domestication and a certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, under which Spring Valley was domesticated and continued as a Delaware corporation, and changed its name to “NuScale Power Corporation” (the “Domestication”).

As a result of and upon the effective time of the Domestication, among other things: (1) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of Spring Valley (the “Spring Valley Class A ordinary shares”) was converted, on a one-for-one basis, into a share of Class A common stock, par value $0.0001 per share, of NuScale (the “NuScale Class A Common Stock”); (2) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of Spring Valley (the “Spring Valley Class B ordinary shares”) was converted, on a one-for-one basis, into a share of NuScale Class A Common Stock; and (3) each of the then issued and outstanding warrants of Spring Valley to purchase one Spring Valley Class A ordinary share (the “Spring Valley warrants”), including the Spring Valley warrants purchased in a private placement in connection with Spring Valley’s initial public offering (the “private placement warrants”), was converted into a warrant to acquire one share of NuScale Class A Common Stock (the “NuScale warrants”).

On May 2, 2022 (the “Closing Date”), as contemplated by the Merger Agreement and described in the section titled “Proposal No. 1—The Merger Agreement Proposal” beginning on page 125 of the Proxy Statement/Prospectus, NuScale and NuScale LLC consummated the business combination contemplated by the Merger Agreement (the “Closing”) whereby:

(i) NuScale LLC re-classified the previously outstanding membership units of NuScale LLC into an aggregate of 178,396,711 non-voting Class B units of NuScale LLC (the “NuScale LLC Class B Units”) and issued to NuScale 43,615,304 voting Class A units of NuScale LLC (the “NuScale LLC Class A Units”), which units entitle the holder to the distributions, allocations, and other rights under the Sixth Amended and Restated Limited Liability Company Agreement of NuScale LLC (the “A&R NuScale LLC Agreement”), and appointed NuScale as its managing member; and

(ii) NuScale issued 178,396,711 shares of Class B common stock, par value $0.0001 per share, of NuScale (the “NuScale Class B Common Stock” and, together with the NuScale Class A Common Stock, the “NuScale common stock”) to the members of NuScale LLC immediately prior to the Closing (the “Legacy NuScale Equityholders”) (one share of NuScale Class B Common Stock for each NuScale LLC Class B Unit held by the Legacy NuScale Equityholders).

We refer to the Domestication and the transactions completed upon the Closing, collectively, as the “Transactions.” The foregoing description of the Merger Agreement and the Transactions does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement and each amendment thereto, which are included as Exhibits 2.1, 2.2, and 2.3 to this Current Report on Form 8-K (this “Report”), and the full text of the A&R NuScale LLC Agreement, which is included as Exhibit 10.12 to this Report, each of which is incorporated herein by reference.

PIPE Investment

As previously announced on December 13, 2022, concurrently with the execution of the Merger Agreement (other than for one PIPE Investor who entered into a subscription agreement on March 29, 2022 and one PIPE Investor who entered into a subscription agreement on April 4, 2022), Spring Valley entered into subscription agreements (the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”) pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors collectively subscribed for an aggregate of 23,700,002 shares of NuScale Class A Common Stock for an aggregate commitment amount of $235,000,000 (the “PIPE Investment”). The PIPE Investment was consummated substantially concurrently with the Closing.

The foregoing description of the Subscription Agreements and the PIPE Investment does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreements and each amendment thereto, forms of which are included as Exhibits 10.7 and 10.8 to this Report, each of which is incorporated herein by reference.

Immediately after giving effect to the Transactions and the PIPE Investment, there were outstanding: 43,615,304 shares of NuScale Class A Common Stock, including 1,643,924 shares subject to forfeiture on specified conditions (the “Sponsor Earn Out Shares”); 178,396,711 shares of NuScale Class B Common Stock; 20,400,000 NuScale warrants (including 8,900,000 private placement warrants); and 14,799,894 NuScale options. Upon the Closing, the Spring Valley Class A ordinary shares and Spring Valley public warrants ceased trading on The Nasdaq Global Market (the “Nasdaq”) on May 2, 2022, and the NuScale Class A Common Stock and NuScale warrants began trading on The New York Stock Exchange (the “NYSE”) on May 3, 2022 under the symbols “SMR” and “SMR WS,” respectively. Immediately after giving effect to the Transactions and the PIPE Investment, (1) Spring Valley’s public shareholders owned approximately 6.5% of the outstanding NuScale common stock, (2) the Legacy NuScale Equityholders (without taking into account any public shares held by the Legacy NuScale Equityholders prior to the Closing) owned approximately 80.4% of the outstanding NuScale common stock, (3) Spring Valley Acquisition Sponsor LLC (the “Sponsor”) and related parties collectively owned approximately 2.4% of the outstanding NuScale common stock (including the Sponsor Earn Out Shares), and (4) the PIPE Investors owned approximately 10.7% of the outstanding NuScale common stock.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, have the meanings given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On May 2, 2022, in connection with the Closing and as contemplated by the Merger Agreement, NuScale, the Sponsor, SV Acquisition Sponsor Sub, LLC (the “Sponsor Sub”), and certain Legacy NuScale Equityholders and other parties thereto entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 99 titled “The Transactions-Related Agreements-Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.10 to this Report and is incorporated herein by reference.

Tax Receivable Agreement

On May 2, 2022, in connection with the Closing and as contemplated by the Merger Agreement, NuScale, NuScale LLC, and certain Legacy NuScale Equityholders entered into a Tax Receivable Agreement (the “Tax Receivable Agreement”). The material terms of the Tax Receivable Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 102 titled “The Transactions-Related Agreements-Tax Receivable Agreement.” Such description is qualified in its entirety by the text of the Tax Receivable Agreement, which is included as Exhibit 10.11 to this Report and is incorporated herein by reference.

A&R NuScale LLC Agreement

On May 2, 2022, in connection with the Closing and as contemplated by the Merger Agreement, at the effective time of the Merger the A&R NuScale LLC Agreement amended and restated in its entirely the prior limited liability company agreement of NuScale LLC, which, among other things, (i) restructured the capitalization of NuScale LLC and (ii) appointed NuScale as the managing member of NuScale LLC. As consideration for issuing NuScale LLC Class A Units to NuScale, NuScale contributed $145,497,965 in gross proceeds to NuScale LLC and became the managing member of NuScale LLC. As a result of the recapitalization of NuScale LLC, the Legacy NuScale Equityholders own 178,396,711 NuScale LLC Class B Units. The material terms of the A&R NuScale LLC Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 101 titled “The Transactions-Related Agreements-A&R NuScale LLC Agreement.” Such description is qualified in its entirety by the text of the A&R NuScale LLC Agreement, which is included as Exhibit 10.12 to this Report and is incorporated herein by reference.

Indemnification Agreements

In connection with the Closing, NuScale entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by NuScale of certain expenses and costs relating to claims, suits, or proceedings arising from service to NuScale or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

Employment and Compensation Arrangements

On May 2, 2022 in connection with the Closing and as contemplated by the Merger Agreement, at the effective time of the Merger NuScale LLC (i) amended each of the employment agreements of John Hopkins and Dale Atkinson, (ii) signed change in control and indemnity agreements with other executives, and (iii) adopted an executive severance policy for certain executives who did not have employment agreements.

The material terms of each of the amendments, new agreements and policies are described in the section of the Proxy Statement/Prospectus beginning on page 232 titled “Executive Compensation-Executive Employment Agreements.” Such descriptions are qualified in their entirely by the text of the following, each of which is incorporated herein by reference: (a) the Employment Agreement between John Hopkins and NuScale Power, LLC, which is included as Exhibit 10.13 to this Report; (b) the Amendment No. 1 to Employment Agreement with John Hopkins, which is included as Exhibit 10.14 to this Report; (c) the Employment Agreement between Dale Atkinson and NuScale Power, LLC, which is included as Exhibit 10.15 to this Report; (d) the Amendment No. 1 to Employment Agreement with Dale Atkinson, which is included as Exhibit 10.16 to this Report; (e) the form of Change of Control and Indemnity Agreement included as Exhibit 10.18 to this Report; and (f) the Executive Severance Policy, which is included as Exhibit 10.19 to this Report.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note-Domestication and Transactions” above is incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Forward-Looking Statements

This Report, or some of the information incorporated herein by reference, contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy, and the plans and objectives of management for future operations of NuScale. These statements constitute projections, forecasts, and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When NuScale discusses its strategies or plans it is making projections, forecasts, or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, NuScale’s management.

These forward-looking statements involve a number of risks, uncertainties (some of which are beyond NuScale’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These risks and uncertainties include, but are not limited to:

•	NuScale’s financial and business performance, including financial projections and business metrics;
•	the ability to obtain and/or maintain the listing of the NuScale Class A Common Stock and the NuScale warrants on the NYSE, and the potential liquidity and trading of such securities;
•	the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees;
•	the ability to obtain regulatory approvals for NuScale to deploy its small modular reactors in the United States and abroad;
•	costs related to the Transactions;
•	changes in applicable laws or regulations;
•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors, and our ability to attract and retain key personnel;
•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business;
•	forecasts regarding end-customer adoption rates and demand for NuScale’s products in markets that are new and rapidly evolving;
•	macroeconomic conditions resulting from COVID-19;
•	availability of a limited number of suppliers for NuScale’s products and services;
•	increases in costs, disruption of supply, or shortage of materials;
•	NuScale’s dependence on a small number of customers, and failure to add new customers or expand sales to NuScale’s existing customers;
•	substantial regulations, which are evolving, and unfavorable changes or failure by NuScale to comply with these regulations;
•	product liability claims, which could harm NuScale’s financial condition and liquidity if NuScale is not able to successfully defend or insure against such claims;
•	changes to United States trade policies, including new tariffs or the renegotiation or termination of existing trade agreements or treaties;
•	various environmental and safety laws and regulations that could impose substantial costs upon NuScale and negatively impact NuScale’s ability to operate NuScale’s manufacturing facilities; outages and disruptions of NuScale’s services if it fails to maintain adequate security and supporting infrastructure as it scales NuScale’s information technology systems;
•	availability of additional capital to support business growth;
•	failure to protect NuScale’s intellectual property;
•	intellectual property rights claims by third parties, which could be costly to defend, related significant damages and resulting limits on NuScale’s ability to use certain technologies, developments and projections relating to NuScale’s competitors and industry;
•	the anticipated growth rates and market opportunities of NuScale;
•	the period over which NuScale anticipates its existing cash and cash equivalents will be sufficient to fund its operating expenses and capital expenditure requirements;
•	the potential for NuScale’s business development efforts to maximize the potential value of its portfolio;
•	NuScale’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing;

•	NuScale’s financial performance;
•	the inability to develop and maintain effective internal controls;
•	the diversion of management’s attention and consumption of resources as a result of potential acquisitions of other companies;
•	failure to maintain adequate operational and financial resources or raise additional capital or generate sufficient cash flows;
•	cyber-attacks and security vulnerabilities;
•	the effect of COVID-19 pandemic on the foregoing; and
•	other factors detailed under the section entitled “Risk Factors.”

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the section titled “Risk Factors” in the Proxy Statement/Prospectus and the other documents filed by NuScale from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on NuScale. There can be no assurance that future developments affecting NuScale will be those that NuScale has anticipated. NuScale undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Business

NuScale’s business is described in the Proxy Statement/Prospectus in the section titled “Business of NuScale LLC” beginning on page 198, which is incorporated herein by reference.

Risk Factors

The risks associated with NuScale’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 48, which is incorporated herein by reference.

Financial Information

Unaudited Pro Forma Condensed Combined Financial Information

The information set forth in Exhibit 99.2 to this Report is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained in the Proxy Statement/Prospectus beginning on page 219 in the section titled “NuScale LLC’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” is incorporated herein by reference.

Properties

The disclosure contained in the Proxy Statement/Prospectus beginning on page 211 in the section titled “Business of NuScale LLC-Facilities” is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth beneficial ownership of NuScale common stock as of May 3, 2022 by:

•	each person who is known to be the beneficial owner of more than 5% of the shares of NuScale common stock;
•	each of NuScale’s current named executive officers and directors; and
•	all current executive officers and directors of NuScale as a group.

The information below is based on an aggregate of 43,615,304 shares of NuScale Class A Common Stock (including 1,643,924 Sponsor Earn Out Shares) and 178,396,711 shares of NuScale Class B Common Stock issued and outstanding as of the Closing Date. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security, including warrants that are currently exercisable or exercisable within 60 days. Voting power represents the combined voting power of shares of NuScale Class A Common Stock and NuScale Class B Common Stock owned beneficially by such person because the NuScale Class A Common Stock and NuScale Class B Common Stock vote together as a single class on all matters. On all matters to be voted upon, holders of shares of NuScale Class A Common Stock and NuScale Class B Common Stock will vote together as a single class on all matters submitted to the stockholders for their vote or approval. Holders of NuScale Class A Common Stock and NuScale Class B Common Stock are entitled to one vote per share on all matters submitted to the stockholders for their vote or approval.

Unless otherwise indicated, NuScale believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares of Class A Common Stock	% of Ownership	Number of Shares of Class B Common Stock	% of Ownership	Number of Shares of Class A and Class B Common Stock	% of Ownership
Directors and Executive Officers(**)
James T. Hackett	—	—	—	—	—	—
John L. Hopkins(1)	1,469,861	3.3%	—	—	1,469,861	*
Alvin C. Collins, III	—	—	—	—	—	—
Christopher J. Panichi	—	—	—	—	—	—
Kent Kresa	—	—	19,783	*	19,783	*
Alan L. Boeckmann	—	—	—	—	—	—
Kimberly O. Warnica	—	—	—	—	—	—
Christopher Sorrells	—	—	—	—	—	—
Dale Atkinson(1)	1,154,155	2.6%	59,369	*	1,213,524	*
Christopher Colbert(2)	618,898	1.4%	75,585	*	694,483	*
José N. Reyes(3)	1,715,531	3.8%	151,203	*	1,866,734	*
Robert Temple(1)	460,593	1.0%	—	—	460,593	*
Thomas Bergman(1)	429,824	1.0%	—	—	429,824	*
Rudolph Murgo(1)	20,784	*	—	—	20,784	*
All directors and executive officers as a group (14 individuals)	5,869,646	13.1%	305,940	*	6,175,586	2.8%
5% Holders
Fluor Enterprises, Inc.(4)	—	—	126,400,219	70.9%	126,400,219	56.9%
Japan NuScale Innovation, LLC(5)	—	—	19,285,070	10.8%	19,285,070	8.7%
Doosan & Financial Investors(6)	—	—	15,167,682	8.5%	15,167,682	6.8%
SV Acquisition Sponsor Sub, LLC(7)	5,394,933	12.4%	—	—	5,394,933	2.4%
Spring Valley Acquisition Sponsor, LLC(7)	5,394,933	12.4%	—	—	5,394,933	2.4%
William Quinn(7)(8)	5,894,933	13.5%	—	—	5,894,933	2.7%
DS Private Equity Co., Ltd.(9)	8,000,000	18.3%	—	—	8,000,000	3.6%
Green Energy New Technology Investment Fund(10)	5,000,000	11.5%	—	—	5,000,000	2.3%
Samsung C&T Corporation(11)	5,200,002	11.9%	2,758,702	1.4%	7,778,704	3.5%

*	Denotes less than 1%.

**	Unless otherwise noted, the business address for each of the directors and executive officers is 6650 SW Redwood Lane, Suite 210, Portland, OR 97224.

(1)	Represents shares which the stockholder has the right to acquire upon the exercise of Existing NuScale Options exercisable as of or within 60 days after May 1, 2022.
(2)	Represents 75,585 shares held by Christine Thompson-Colbert and 618,898 shares over which Mr. Colbert has the right to acquire upon the exercise of Existing NuScale Options exercisable as of or within 60 days after May 1, 2022. Mr. Colbert and Ms. Thompson-Colbert are spouses, and each holder disclaims any beneficial ownership of the other’s shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(3)	Represents 151,203 shares held in Donna Jean Reyes Trust, dated August 2, 2021, Donna Jean Reyes as Trustee and 1,715,531 shares over which Dr. Reyes has the right to acquire upon the exercise of Existing NuScale Options exercisable as of or within 60 days after May 1, 2022. Dr. Reyes and Ms. Reyes are spouses, and Dr. Reyes holds voting and dispositive power over the shares held in Donna Jean Reyes Trust, dated August 2, 2021, Donna Jean Reyes as Trustee.
(4)	Includes 125,936,472 shares held in the name of Fluor Enterprises, Inc. and 463,747 shares held in the name of NuScale Holdings Corp, of which Fluor Enterprises, Inc. is the majority owner. The business address of Fluor Enterprises, Inc. is 6700 Las Colinas Blvd., Irving, TX 75039. The business address for NuScale Holdings Corp. is 6650 SW Redwood Lane, Suite 210, Portland, OR 97224.
(5)	The business address of Japan NuScale Innovation, LLC is 3151 Briarpark Drive, Suite 400, Houston, TX 77042.
(6)	Includes 3,902,061 shares held by Doosan Heavy Industries & Construction Co., Ltd. (“Doosan”), Doosan Tower, 161 Jeongja-dong, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea. Includes 2,138,705 shares held by NuScale Korea Holdings LLC (“NuScale Korea”), 11, Gukjegeumyung-ro 6-gil, Yeongdeungpo-gu, Seoul 07330, Republic of Korea. Includes 4,241,765 shares held by Next Tech 1 New Technology Investment Fund (“Next Tech 1”); 372,420 shares held by Next Tech 2 New Technology Investment Fund (“Next Tech 2”); and 4,512,729 shares held by Next Tech 3 New Technology Investment Fund (“Next Tech 3”), with Next Tech 1, Next Tech 2, and Next Tech 3 sharing the business address of 11, Gukjegeumyung-ro 6-gil, Yeongdeungpo-gu, Seoul 05263, Republic of Korea. Each of Doosan, NuScale Korea, Next Tech 1, Next Tech 2 and Next Tech 3 is a party to letter agreements with Fluor and NuScale LLC, pursuant to which it has customary co-sale rights in the event of a qualified IPO. In addition, NuScale Korea and Doosan are parties to a Joint Investment Agreement, dated as of July 23, 2019, pursuant to which Doosan has granted NuScale Korea a put right with respect to its shares. Additionally, NuScale LLC and Doosan are party to a Master Services Agreement, dated as of April 29, 2019, in relation to manufacturing consulting services for the NPM. Relatedly, NuScale LLC and Doosan are parties to a Business Collaboration Agreement, dated as of July 31, 2019, as amended by the First Amendment to Business Collaboration Agreement, dated as of November 15, 2019, as further amended by the Second Amendment to Business Collaboration Agreement, dated as of December 19, 2019, and as further amended by the Third Amendment to Business Collaboration Agreement, dated as of July 5, 2021, pursuant to which the scope of Doosan’s preferential rights pursuant to such Master Services Agreement is increased based on the additional investments by Doosan, NuScale Korea, Next Tech 1, Next Tech 2 and Next Tech 3.
(7)	Mr. Quinn holds a 68.25% indirect interest in Sponsor; the remaining interests in Sponsor are held by NGP Pearl Holdings II, L.L.C., Christopher Sorrells, Jeffrey Schramm, and Robert Kaplan. Sponsor holds an 87.6% indirect interest in Sponsor Sub; the remaining interests in the Sponsor Sub are held by Adage Capital Partners LP, Polar Multi-Strategy Master Fund Mourant Ozannes Corp. Svcs. (Cayman) Ltd., Kepos Alpha Master Fund L.P., Kepos Special Opportunities Master Fund L.P., CVI Investments, Inc. and Glazer Special Opportunity Fund I, LP. Each holder disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(8)	Includes 500,000 shares of NuScale Class A Common Stock purchased by Pearl Energy Investments II, L.P (“Pearl II”) issued in connection with the PIPE Investment pursuant to the Subscription Agreements. Mr. Quinn holds voting and dispositive power over the shares held by Pearl II. The business address of Pearl II is 2100 McKinney Ave, Suite 1675 Dallas, TX 75201.
(9)	Includes 8,000,000 shares of NuScale Class A Common Stock purchased by DS Private Equity Co., Ltd. issued in connection with the PIPE Investment pursuant to the Subscription Agreements. The business address of DS Private Equity Co., Ltd. is 14F, One IFC, 10, Gukjegeunmyung-ro, Yeongdeungpogu, Seoul, Republic of Korea, 07326.
(10)	Includes 5,000,000 shares of NuScale Class A Common Stock purchased by Green Energy New Technology Investment Fund issued in connection with the PIPE Investment pursuant to the Subscription Agreements. The business address of Green Energy New Technology Investment Fund is 22F, D Tower 134, Tongil-ro, Jongno-gu, Seoul, Republic of Korea 03181.
(11)	Includes 5,200,002 shares of NuScale Class A Common Stock purchased by Samsung C&T issued in connection with the PIPE Investment pursuant to the Subscription Agreements. Includes 2,578,702 shares of NuScale Class B Common Stock held by Samsung C&T. The business address of Samsung C&T is 26, Sangil-ro 6-gil, Gangdong-gu, Seoul, Republic of Korea, 05288.

Directors and Executive Officers

NuScale’s directors and executive officers are described in the Proxy Statement/Prospectus in the sections titled “Proposal No. 6—Director Election Proposal” beginning on page 147 and “Management of NuScale Prior to and Following the Transactions” beginning on page 235 and that information is incorporated herein by reference. Additionally, interlocks and insider participation information regarding NuScale’s executive officers are described in the Proxy Statement/Prospectus in the section titled “Management of NuScale Prior to and Following the Transactions-Compensation Committee Interlocks and Insider Participation” beginning on page 243 and that information is incorporated herein by reference.

Executive Compensation

The executive compensation of NuScale’s named executive officers is described in the Proxy Statement/Prospectus in the section titled “Executive Compensation” beginning on page 226, and that information is incorporated herein by reference.

Director Compensation

The compensation of NuScale’s directors is described in the Proxy Statement/Prospectus in the sections titled “Executive Compensation-Anticipated Compensation of Directors and Executive Officers after the Transaction” beginning on page 226 and “Executive Compensation-Director Compensation” beginning on page 227, and that information is incorporated herein by reference.

Certain Relationships and Related Transactions

Certain relationships and related person transactions of NuScale are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 249 and are incorporated herein by reference.

Director Independence

At the Closing, the board of directors of NuScale adopted NYSE listing standards to assess director independence. The board of directors has determined that each of Kent Kresa, James T. Hackett, and Kimberly O. Warnica qualifies as “independent” under the listing requirements of the NYSE. Mr. Kresa is also an “audit committee financial expert” under SEC rules.

Code of Business Conduct and Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. A copy of the Code of Ethics is available on NuScale’s website, www.nuscalepower.com, and will be provided without charge upon request from us at NuScale Power Corporation, 6650 SW Redwood Lane, Suite 210, Portland, Oregon 97224, Attention: General Counsel. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Legal Proceedings

The disclosures regarding legal proceedings in the sections of the Proxy Statement/Prospectus titled “Information about Spring Valley-Legal Proceedings” beginning on page 196 and “Business of NuScale LLC-Legal Proceedings” beginning on page 213 are incorporated herein by reference.

On April 25, 2022, five holders of common units of NuScale LLC filed a complaint against NuScale LLC in Washington County, Oregon Circuit Court. Plaintiffs contend that the conversion of NuScale LLC Preferred Units into NuScale LLC Common Units (the “Preferred Conversion”) (i) violates the Fifth Amended and Restated Limited Liability Company Agreement of NuScale LLC, (ii) could not occur absent approval of a majority vote of the Common Members consenting as a separate class, (iii) constitutes minority oppression, and (iv) would improperly dilute the value of the Common Members' Common Units. Plaintiffs seek a declaration to this effect and an injunction prohibiting NuScale LLC from executing the Preferred Conversion or implementing the A&R NuScale LLC Agreement.

NuScale LLC does not believe plaintiffs’ claims have any merit and intends to vigorously defend itself.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of NuScale Class A Common Stock and NuScale’s public warrants began trading on the NYSE under the symbols “SMR” and “SMR WS,” respectively, on May 3, 2022 in lieu of the Spring Valley Class A ordinary shares and Spring Valley public warrants. There is no market for the shares of NuScale Class B Common Stock. NuScale has not paid any cash dividends on its shares of common stock to date. It is the present intention of NuScale’s board of directors to retain all earnings, if any, for use in NuScale’s business operations and, accordingly, NuScale’s board does not anticipate declaring any dividends in the foreseeable future. The payment of cash dividends in the future will be dependent upon NuScale’s revenues and earnings, if any, capital requirements, and general financial condition. The payment of any cash dividends is within the discretion of NuScale’s board of directors. Further, the ability of NuScale to declare dividends may be limited by the terms of financing or other agreements entered into by it or its subsidiaries from time to time.

As of May 3, 2022, there were 20,400,000 NuScale warrants, 14,799,894 NuScale options, and 178,396,711 NuScale LLC Class B Units, which are exchangeable for (in the case of the NuScale LLC Class B Units, together with the cancelation of an equal number of shares of NuScale Class B Common Stock) NuScale Class A Common Stock, outstanding. NuScale has reserved a total of 17,760,961 shares of NuScale Class A Common Stock for issuance pursuant to the LTIP, subject to certain adjustments set forth therein. As of May 3, 2022, there were 21 holders of record of NuScale Class A Common Stock and 2 holders of record of NuScale warrants. However, because many of the shares of NuScale Class A Common Stock and NuScale warrants are held by brokers and other institutions on behalf of stockholders, NuScale believes there are substantially more beneficial holders of NuScale Class A Common Stock and NuScale warrants than record holders.

Information respecting Spring Valley’s Class A ordinary shares, warrants, and units and related stockholder matters are described in the Proxy Statement/Prospectus in the section titled “Market Price, Ticker Symbol and Dividend Information” on page 47, and that information is incorporated herein by reference.

Recent Sales of Unregistered Securities

The disclosures set forth under the Introductory Note above are incorporated herein by reference.

On August 21, 2020, prior to the closing of Spring Valley’s Initial Public Offering (“IPO”), Spring Valley issued 7,187,500 Spring Valley Class B ordinary shares (“Founder Shares”) to the Sponsor in exchange for a capital contribution of $25,000. On September 30, 2020, the Sponsor transferred 40,000 Founder Shares to each of Debora Frodl, Richard Thompson and Patrick Wood, III, Spring Valley’s independent director nominees. On October 22, 2020, the Sponsor irrevocably surrendered to Spring Valley for cancellation and for no consideration 1,437,500 Founder Shares resulting in 5,750,000 Founder Shares outstanding. On November 18, 2020, Spring Valley entered into commitment letter agreements with certain investors pursuant to which such investors (i) expressed an interest to purchase an aggregate of 48.6% of the units which Spring Valley sold in the IPO consisting of one Spring Valley Class A ordinary share and one half of a Spring Valley Public Warrant (“Units”) (assuming no exercise by the underwriters of the over-allotment) and (ii) agreed to purchase a non-controlling economic interest in the Sponsor Sub. On November 23, 2020, the Sponsor transferred 5,630,000 Founder Shares to the Sponsor Sub, and as a result of such transfer, the Sponsor no longer holds any Founder Shares. The registrant issued the foregoing securities in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act of 1933 (the “Securities Act”) in reliance on the exemption afforded by Section 4(a)(2) thereof.

On November 27, 2020, Spring Valley completed its IPO of 23,000,000 Units. Simultaneous with the closing of its IPO, Spring Valley completed the private placement of 8,900,000 Spring Valley private placement warrants to the Sponsor at a price of $1.00 per warrant generating gross proceeds of $8,900,000. The registrant issued the foregoing securities in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act in reliance on the exemption afforded by Section 4(a)(2) thereof.

In connection with the Closing and as contemplated by the Merger Agreement and the Subscription Agreements:

•	On May 2, 2022, NuScale sold 23,700,002 unregistered shares of NuScale Class A Common Stock to the PIPE Investors for aggregate consideration of $235,000,000. The shares were sold in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act in reliance on the exemption afforded by Section 4(a)(2) thereof.

•	On May 3, 2022, NuScale issued 178,396,711 shares of NuScale Class B Common Stock to the Legacy NuScale Equityholders for no cash consideration. Each of the Legacy NuScale Equityholders received a number of shares of NuScale Class B Common Stock equal to the number of NuScale LLC Class B Units they received in the recapitalization of NuScale LLC, and upon the exchange of NuScale LLC Class B Units for shares of NuScale Class A Common Stock as provided in the A&R NuScale LLC Agreement, a corresponding number of shares of Class B Common Stock will be cancelled. Each share of NuScale Class B Common Stock represents one vote on matters submitted to the stockholders of NuScale and carries no economic interests. To the extent the Class B Common Stock constitutes a “security” that was offered and sold to Legacy NuScale Equityholders, the shares were sold in transactions not involving an underwriter and not requiring registration under Section 5 of the Securities Act in reliance on the exemption afforded by Section 3(a)(9) or Section 4(a)(2) thereof.

Description of Registrant’s Securities

The description of NuScale’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of NuScale Corp’s Capital Stock” beginning on page 263 and is incorporated herein by reference.

Indemnification of Directors and Officers

The Certificate of Incorporation and NuScale’s bylaws (the “Bylaws”) require that NuScale indemnify its directors to the fullest extent not prohibited by Delaware law, and the Bylaws require NuScale to advance expenses incurred by its directors and officers.

NuScale has entered or will enter into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by NuScale of certain expenses and costs relating to claims, suits or proceedings arising from service to NuScale or, at its request, service to other entities, as officers or directors to the maximum extent permitted by applicable law. The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is included hereto as Exhibit 10.1 and is incorporated herein by reference. In addition, the employment agreements of each of John Hopkins and Dale Atkinson, and the change in control and indemnity agreements of ten other executive officers, require NuScale LLC to indemnify the counterparties to the maximum extent permitted by law, obtain liability insurance that covers the person’s actions in the scope of their duties, and provide contractual indemnification provided to other executives.

Further information about the indemnification of NuScale’s directors and officers is set forth in Item 1.01 of this Report in the section titled “Indemnification Agreements” and in the Proxy Statement/Prospectus in the section titled “Description of NuScale Corp’s Capital Stock—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 267, and is incorporated herein by reference.

Financial Statements, Supplementary Data, and Exhibits

The audited financial statements and related notes as of and for the years ended December 31, 2021 and 2020 are set forth in the Proxy Statement/Prospectus beginning on page F-22 and are incorporated herein by reference. The unaudited financial statements of NuScale LLC as of March 31, 2022 and 2021 and for the periods then ended, will be included in an exhibit that will be filed in an amendment to this Report within the period specified in Item 9.01(a)(3) of Form 8-K.

The unaudited pro forma condensed combined balance sheet of Spring Valley and NuScale LLC as of December 31, 2021 and the unaudited pro forma condensed combined statement of operations of Spring Valley and NuScale LLC for the year ended December 31, 2021 are filed as Exhibit 99.2 to this Report. The unaudited pro forma condensed combined balance sheet of Spring Valley and NuScale LLC as of March 31, 2022 and the year ended December 31, 2021 and the unaudited pro forma condensed combined statement of operations of Spring Valley and NuScale LLC for the three months ended March 31, 2022 will be included in an exhibit that will be filed in an amendment to this Report within the period specified in Item 9.01(a)(3) of Form 8-K.

The information set forth under Item 9.01 of this Report is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The description of the Subscription Agreements and the PIPE Investment set forth under the Introductory Note of this Report is incorporated herein by reference.

The information regarding unregistered sales of equity securities set forth in Item 2.01 of this Report is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

Immediately prior to the Closing, NuScale filed the Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of NuScale’s capital stock are discussed in the Proxy Statement/Prospectus in the sections titled “Proposal No. 2—The Domestication Proposal” beginning on page 129 and “Proposal No. 3—The Organizational Documents Proposals” beginning on page 135, which are incorporated by reference herein.

The disclosures set forth under the Introductory Note and in Item 2.01 of this Report are also incorporated herein by reference. Copies of the Certificate of Incorporation and Bylaws are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Report and are incorporated herein by reference.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On May 3, 2022, the audit committee of NuScale’s board of directors dismissed WithumSmith+Brown, PC (“Withum”), Spring Valley’s independent registered public accounting firm prior to the Transactions, as NuScale’s independent registered public accounting firm.

The report of Withum on the financial statements of Spring Valley as of December 31, 2021 and for the period from August 20, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles.

During the period from August 20, 2020 (inception) through December 31, 2021 and subsequent interim period through March 31, 2022, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between Spring Valley and Withum on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on Spring Valley’s financial statements for such period.

During the period from August 20, 2020 (inception) through December 31, 2021 and subsequent interim period through March 31, 2022, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

NuScale has provided Withum with a copy of the foregoing disclosures prior to filing this Report and has requested that Withum furnish NuScale with a letter addressed to the SEC stating whether it agrees with the statements made by NuScale set forth above. A copy of Withum’s letter, dated May 4, 2022, is filed as Exhibit 16.1 to this Report.

(b) Disclosures regarding the new independent auditor.

On May 3, 2022, the audit committee of NuScale’s board of directors approved the engagement of Ernst & Young LLP (“E&Y”) as NuScale’s independent registered public accounting firm to audit NuScale’s consolidated financial statements as of and for the year ended December 31, 2022. E&Y served as independent registered public accounting firm of NuScale LLC prior to the Closing. During the years ended December 31, 2020 and December 31, 2021 and the subsequent interim period through March 31, 2022, NuScale did not consult with E&Y with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to NuScale that E&Y concluded was an important factor considered by NuScale in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a reportable event (each as defined above).

Item 5.01. Changes in Control of Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the Closing, and in accordance with the terms of the Merger Agreement, each executive officer of Spring Valley ceased serving as such, and William Quinn, Debora Frodl, Richard Thompson and Patrick Wood, III ceased serving on Spring Valley’s board of directors.

John L. Hopkins, Alan L. Boeckmann, Alvin C. Collins, III, James T. Hackett, Kent Kresa, Christopher J. Panichi, Kimberly O. Warnica, and Christopher Sorrells were elected as directors of NuScale, to serve until the end of their respective terms and until their successors are elected and qualified. Mr. Kresa, Mr. Hackett and Ms. Warnica were appointed to serve on NuScale’s audit committee, with Mr. Kresa serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K.

John L. Hopkins was appointed as NuScale’s Chief Executive Officer and President, Chris Colbert was appointed as NuScale’s Chief Financial Officer, Jose N. Reyes was appointed as NuScale’s Chief Technical Officer, Dale Atkinson was appointed as NuScale’s Chief Operating Officer and Chief Nuclear Officer, and Robert Temple was appointed as NuScale’s General Counsel and Corporate Secretary.

The biographical information about each of the directors and officers in the Proxy Statement/Prospectus in the section titled “Management of NuScale Prior to and Following the Transactions” beginning on page 235 is incorporated herein by reference.

The information about compensation of and certain related person transactions involving certain executive officers and/or directors in the Proxy Statement/Prospectus in the sections titled “Executive Compensation—Post-Transactions Company Executive Compensation—NuScale LLC Executive Compensation” beginning on page 227 and “Executive Compensation—Post-Transactions Company Executive Compensation—Executive Employment Agreements” beginning on page 232, is incorporated herein by reference. Such descriptions are qualified in their entirety by the text of the agreements with, and policies applicable, to certain executive officers, which are included as Exhibits 10.13, 10.14, 10.15, 10.16, 10.18 and 10.19 to this Report and are incorporated herein by reference. The information about related person transactions in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions-NuScale LLC Related Party Transactions-Cash and Equity Award to Dale Atkinson” beginning on page 258 is incorporated herein by reference.

The following is a list of our executive officers, other significant employees and directors, and their ages and positions.

Name	Age	Position
John L. Hopkins	68	Chief Executive Officer, Director
José N. Reyes	66	Chief Technical Officer
Dale Atkinson	66	Chief Operating Officer; Chief Nuclear Officer
Chris Colbert	57	Chief Financial Officer
Robert Temple	65	General Counsel and Corporate Secretary
Thomas Mundy	61	Chief Commercial Officer
Clayton Scott	61	Executive Vice President, Business Development
Scott Bailey	60	Vice President, Supply Chain
Thomas Bergman	59	Vice President, Regulatory Affairs
Carl Britsch	58	Vice President, Human Resources
Robert Gamble	59	Vice President, Engineering
Diane Hughes	46	Vice President, Marketing & Communications
Karin Feldman	44	Vice President, Program Management
Alan L. Boeckmann	73	Director
Alvin C. Collins, III	49	Director
James T. Hackett	68	Director (Chairman)
Kent Kresa	84	Director
Christopher J. Panichi	55	Director
Christopher Sorrells	53	Director
Kimberly O. Warnica	48	Director

Compensatory Arrangements for Directors

In anticipation of the Closing, NuScale’s board of directors approved compensation for NuScale’s non-employee directors effective upon the Closing as described in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Post-Transactions Company Executive Compensation—Director Compensation” beginning on page 227, which description is incorporated herein by reference.

Long-Term Incentive Plan

On May 2, 2022, the NuScale Power Corporation Long-Term Incentive Award Plan (the “LTIP”) became effective. NuScale has reserved a total of 17,760,961 shares of NuScale Class A Common Stock for issuance pursuant to the LTIP and the maximum number of shares that may be issued pursuant to the exercise of incentive stock options granted under the LTIP is 17,760,961, in each case, subject to certain adjustments set forth therein.

The information set forth in the section entitled “Proposal No. 7—The Long-Term Incentive Plan Proposal” beginning on page 149 of the Proxy Statement/Prospectus is incorporated herein by reference. The foregoing description of the LTIP and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by the terms and conditions of the LTIP, which is included as Exhibit 10.2 to this Report and is incorporated herein by reference.

Conversion of NuScale Options under the NuScale LLC 2011 Equity Incentive Plan

At the Effective Time of the Merger, outstanding options to purchase common units of NuScale LLC (the “NuScale Options”) were converted into the right to purchase NuScale Class A Common Stock. The disclosure about the NuScale LLC 2011 Equity Incentive Plan, as amended from time to time, (the “2011 Plan”) and the NuScale Options in the section of the Proxy Statement/Prospectus titled “Executive Compensation-NuScale LLC Executive Compensation-NuScale LLC 2011 Plan and Hopkins UARs” beginning on page 229 is incorporated herein by reference. Immediately before the Merger, NuScale LLC amended the 2011 Plan and outstanding option agreements to permit an option holder to arrange with a broker to sell shares in the open market sufficient to cover the exercise price of the NuScale Option and any tax withholding obligation. The descriptions of the NuScale Options and the 2011 Plan and the information incorporated by reference in the preceding sentences do not purport to be complete and are qualified in their entirety by the terms and conditions of the 2011 Plan and the form of option agreement, which are included as Exhibit 10.20 to this Report and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The disclosures set forth under the Introductory Note and in Items 2.01 and 3.03 of this Report are incorporated herein by reference. Copies of the Certificate of Incorporation and Bylaws are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Report and are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The information set forth under the heading “Code of Business Conduct and Ethics” in Item 2.01 of this Report is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Transactions, Spring Valley ceased being a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing Date. The disclosure in the Proxy Statement/Prospectus in the sections titled “Proposal No. 1—The Merger Agreement Proposal” beginning on page 125 and “Proposal No. 2—The Domestication Proposal” beginning on page 129, is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 2, 2022, NuScale issued a press release announcing the Closing, which is furnished in this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of NuScale LLC and related notes as of and for the years ended December 31, 2021 and 2020 are set forth in the Proxy Statement/Prospectus beginning on page F-22 and are incorporated herein by reference. The unaudited financial statements of NuScale LLC as of March 31, 2022 and 2021 and for the periods then ended, will be included in an exhibit that will be filed in an amendment to this Report within the period specified in Item 9.01(a)(3) of Form 8-K.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Spring Valley and NuScale LLC as of December 31, 2021 and the unaudited pro forma condensed combined statement of operations of Spring Valley and NuScale LLC for the year ended December 31, 2021 are filed as Exhibit 99.2 to this Report. The unaudited pro forma condensed combined balance sheet of Spring Valley and NuScale LLC as of March 31, 2022 and the unaudited pro forma condensed combined statement of operations of Spring Valley and NuScale LLC for the three months ended March 31, 2022 and the year ended December 31, 2021 will be included in an exhibit that will be filed in an amendment to this Report within the period specified in Item 9.01(a)(3) of Form 8-K.

(d) Exhibits.

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated as of December 13, 2021, by and among Spring Valley, Merger Sub and NuScale LLC (incorporated by reference to Annex A to the Proxy Statement/Prospectus filed with the SEC on April 8, 2022)
2.2†	Amendment to Agreement and Plan of Merger, dated as of December 28, 2021, by and among Spring Valley, Merger Sub and NuScale LLC (incorporated by reference to Annex A-I to the Proxy Statement/ Prospectus filed with the SEC on April 8, 2022)
2.3†	Second Amendment to Agreement and Plan of Merger, dated as of April 14, 2022, by and among Spring Valley, Merger Sub and NuScale LLC (incorporated by reference to Exhibit 2.1 to Spring Valley’s Current Report on Form 8-K, filed with the SEC on April 15, 2022)
3.1*	Certificate of Incorporation of NuScale Power Corporation
3.2*	Bylaws of NuScale Power Corporation
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and Spring Valley Acquisition Corp., dated November 23, 2020 (incorporated by reference to Annex L to the Proxy Statement/ Prospectus filed with the SEC on April 8, 2022)
4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to Spring Valley’s Registration Statement on Form S-1 filed with the SEC on September 25, 2020)
10.1	Form of NuScale Indemnification Agreement (incorporated by reference to Exhibit 10.1 to Spring Valley’s Registration Statement on Form S-4 filed with the SEC on February 11, 2022)
10.2+	2022 Long-Term Incentive Plan, as amended, and forms of equity agreements thereunder (incorporated by reference to Annex E to the Proxy Statement/Prospectus filed with the SEC on April 8, 2022)
10.3	Sponsor Letter Agreement, dated as of November 23, 2020, by and among Spring Valley Acquisition Sponsor, LLC, Spring Valley and certain other parties thereto (incorporated by referenced to Exhibit 10.4 to Spring Valley’s Current Report on Form 8-K filed on November 30, 2020 and included as Annex H to the Proxy Statement/Prospectus filed with the SEC on April 8, 2022)
10.4	Sponsor Support Agreement, dated as of December 13, 2021, by and among Sponsor Sub, Spring Valley and NuScale LLC (incorporated by reference to Exhibit 10.1 to Spring Valley’s Current Report on Form 8-K filed with the SEC on December 14, 2021)
10.5	Director Support Agreement, dated as of December 13, 2021, by and among Debora Frodl, Richard Thompson, Patrick Wood, III, Spring Valley and NuScale LLC (incorporated by reference to Exhibit 10.2 to Spring Valley’s Current Report on Form 8-K filed with the SEC on December 14, 2021)
10.6	Sponsor Letter Agreement, dated as of December 13, 2021, by and among Sponsor Sub, Spring Valley and NuScale LLC (incorporated by reference to Exhibit 10.4 to Spring Valley’s Current Report on Form 8-K filed with the SEC on December 14, 2021)
10.7	Form of PIPE Subscription Agreement (included as Annex F to the Proxy Statement/Prospectus filed with the SEC on April 8, 2022)
10.8	Form of Amendment to PIPE Subscription Agreement (incorporated by reference to Exhibit 10.1 to Spring Valley’s Current Report on Form 8-K, filed with the SEC on April 15, 2022)
10.9*+	Fourth Amended and Restated Equity Incentive Plan of NuScale Power, LLC; Form of Option Agreement
10.10*	Amended and Restated Registration Rights Agreement dated as of May 2, 2022, by and among NuScale Power Corporation, Spring Valley Acquisition Sponsor, LLC, Sponsor Sub, and certain members of NuScale Power, LLC and shareholders of NuScale Power Corporation
10.11*	Tax Receivable Agreement dated as of May 2, 2022, by and among NuScale Power Corporation, NuScale Power, LLC, and certain members of NuScale Power, LLC
10.12*†	Sixth Amended and Restated Limited Liability Company Agreement dated as of May 2, 2022, by and among NuScale Power Corporation, NuScale Power, LLC and the members of NuScale Power, LLC
10.13+	Employment Agreement between John Hopkins and NuScale Power, LLC dated November 1, 2021 (incorporated by reference to Exhibit 10.10 to Spring Valley’s Registration Statement on Form S-4, filed with the SEC on February 11, 2022)
10.14*+	Amendment No. 1 to Employment Agreement with John Hopkins effective May 2, 2022
10.15+	Employment Agreement between Dale Atkinson and NuScale Power, LLC dated July 11, 2019 (incorporated by reference to Exhibit 10.12 to Spring Valley’s Registration Statement on Form S-4, filed with the SEC on February 11, 2022)
10.16*+	Amendment No. 1 to Employment Agreement with Dale Atkinson effective May 2, 2022
10.17†	Assistance Agreement with the U.S. Department of Energy dated January 7, 2022 (portions of the agreement have been redacted) (incorporated by reference to Exhibit 10.14 to Spring Valley’s Registration Statement on Form S-4 filed with the SEC on March 14, 2022)
10.18*+	Form of Change in Control and Indemnity Agreement
10.19*+	Executive Severance Policy
10.20*+	NuScale Power, LLC Fourth Amended and Restated 2011 Equity Incentive Plan; Form of Option Agreement
10.21*	Exclusivity Agreement among NuScale Power, LLC, NuScale Holdings Corp., and Fluor Enterprises, Inc. dated September 30, 2011, as amended by First Amendment to Exclusivity Agreement dated July 31, 2019 and Second Amendment to the Exclusivity Agreement dated March 26, 2021 (portions of the agreement have been redacted)
10.22*	Development Cost Reimbursement Agreement between NuScale Power, LLC and Utah Associated Municipal Power Systems dated December 31, 2020, as amended by Amendment No. 1 dated April 30, 2021 and Amendment No. 2 dated May 31, 2021 (portions of the agreement have been redacted)
10.23*†	Letter Agreement among NuScale Power, LLC, Fluor Enterprises, Inc., Japan NuScale Innovation, LLC, and Japan Bank for International Cooperation dated April 4, 2022.
16.1*	Letter from WithumSmith+Brown PC to the SEC dated May 4, 2022
21.1*	List of Subsidiaries of NuScale Power Corporation
99.1*	Press Release issued by NuScale Power Corporation on May 2, 2022
99.2*	Unaudited pro forma condensed combined financial information of Spring Valley Acquisition Corp. and NuScale Power, LLC as of December 31, 2021 and for the year then ended
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Filed herewith.

†	The annexes, schedules, and certain exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule, or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuScale Power Corporation

Date: May 5, 2022	By:	/s/ Chris Colbert
	Name:	Chris Colbert
	Title:	Chief Financial Officer